Exhibit 25.1
                                                                    ------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                              Identification No.)


     100 WALL STREET, NEW YORK, NY                            10005
(Address of principal executive offices)                    (Zip Code)

                                   ----------

                            FOR INFORMATION, CONTACT:
                           Thomas J. Kelly, President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                                LEHMAN BROTHERS
              (Exact name of obligor as specified in its charter)

              Delaware                                 13-3447441
  (State or other jurisdiction of                  (I. R. S. Employer
   incorporation or organization)                  Identification No.)

                            3 World Financial Center
                            New York, New York 10285
                    (Address of principal executive offices)
                                   ----------
                       CORPORATE BACKED TRUST CERTIFICATES

Item 1.           GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                                    Name                   Address
                                    ----                   -------

                        Comptroller of the Currency   Washington, D. C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.            LIST OF EXHIBITS.

         Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 22-22485.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 022-22485.

         Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

         Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

         Exhibit 5.   Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 022-22485.

         Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on September 30, 2000, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.   Not applicable.

         Exhibit 9.   Not applicable.










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

                                    SIGNATURE


                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of January, 2001.

                                                 U.S. BANK TRUST
                                                 NATIONAL ASSOCIATION



                                                 By: /s/ Marlene J. Fahey
                                                     ------------------------
                                                     Marlene J. Fahey
                                                     Vice President











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

                                    Exhibit 7
                                    ---------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2000

                                    ($000'S)

                                                          9/30/2000
                                                       --------------
ASSETS
     Cash and Due From Depository Institutions                $54,812
     Federal Reserve Stock                                      3,396
     Fixed Assets                                                 500
     Intangible Assets                                         57,136
     Other Assets                                               8,571
                                                       --------------
         TOTAL ASSETS                                        $124,415


LIABILITIES
     Other Liabilities                                         10,447
                                                    -----------------
     TOTAL LIABILITIES                                         10,447

EQUITY
     Common and Preferred Stock                                 1,000
     Surplus                                                  120,932
     Undivided Profits                                    _____(7,964)
                                                               -------
TOTAL EQUITY CAPITAL                                          113,968

TOTAL LIABILITIES AND EQUITY CAPITAL                         $124,415


--------------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:  /s/  Marlene J. Fahey
          -----------------
          Vice President

Dated:    January 5, 2001




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